EXHIBIT 23






                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 24, 1994, included in the Annual Report on Form 10-K for the year ended December 31, 1993, of The Union Light, Heat and Power Company, into its previously filed Registration Statement No. 33-40245.





                                                        ARTHUR ANDERSEN & CO.




Cincinnati, Ohio,
March 15, 1994.